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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 31, 2003
                                                          --------------


                               PICO HOLDINGS, INC.
                               -------------------
               (Exact name of registrant as specified in charter)


            California                    0-18786              94-2723335
            ----------                    -------              ----------
   (State or other jurisdiction         (Commission          (IRS Employer
        of incorporation)               File Number)         Identification No.)


  875 Prospect Street, Suite 301, La Jolla, California                 92037
  ----------------------------------------------------                 -----
           (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code   (858) 456-6022
                                                              --------------



          (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE

          On March 31, 2003, the Registrant filed Form 10-K/A for calendar year 2001 and Form 10-K for calendar year 2002 with the SEC.

          A copy of the press release relating to these filings is attached hereto as Exhibit 99.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PICO HOLDINGS, INC.


Date: March 31, 2003                       By: /s/ Maxim C. W. Webb
                                               -----------------------------
                                           Maxim C. W. Webb
                                           Chief Financial Officer and Treasurer










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                                 EXHIBITS INDEX


 Exhibit Number                              Description
 --------------                              -----------
      99.                   March 31, 2003 Press Release by PICO Holdings, Inc.














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